EXHIBIT 99

Slide Show used in the Investor Meeting

Slide 1: AirGate PCS logo

Slide 2: Forward-Looking Statement

Statements contained in this presentation regarding expected financial results and other expected events should be considered forward-looking statements that are subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, AirGate PCS’ management. A variety of factors could cause actual results to differ materially from those anticipated in AirGate PCS’ forward-looking statements, including the following factors: the competitiveness of Sprint PCS pricing plan, products and services; consumer purchasing patterns; potential fluctuations in quarterly results; our dependence on our affiliation with Sprint PCS; an adequate supply of subscriber equipment; new product development; risk related to our ability to compete with larger, more established businesses; rapid technological and market change; risks related to future growth and expansion, our significant level of indebtedness and volatility of stock prices. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from AirGate PCS’ forward-looking statements, please refer to AirGate PCS’ Form 10-K for the fiscal year ended September 30, 2000, and in subsequent filings with the Securities and Exchange Commission.

Slide 3:

Key Investment Considerations

We are Sprint PCS in our territory

- 7.1 million POPS

- Sprint PCS bought licenses and cleared microwave paths

- 50 year exclusive term

- Use Sprint PCS back office services

Sprint is local exchange carrier for 30% of POPS in territory
Successful execution of rapid network build-out
Proven ability to cost efficiently attract customers
Fully financed business plan

Slide 4:

Graphic titled “AirGate Markets – 7.1 MM POPS,” showing AirGate PCS’ current service area as provided under its agreement with Sprint PCS on a color-coded geographic map of Georgia, North Carolina, South Carolina and Tennessee.

Slide 5:

Network Coverage

- Exceeded Sprint PCS build-out agreements

- 4 switches by June 15, 2001

- Current coverage 82%, forecasted coverage 9/30/01 83-84%

Date	Call sites on Airs

9/30/99	0
3/31/00	190
9/30/00	567
3/31/01	633
9/30/01 (Forecast)	710-720

Slide 6:

Network Capacity

Superior Capacity of CDMA w/EVRC (10 mhz)

- 3 x Analog (25 mhz)

- 2 x GSM (30 mhz)

- 1.3 x TDMA (20 mhz)

Present and planned technological enhancements

- Further 60-80% capacity increase with upgrade to 1XRTT by 2002

Additional capacity increase using

- Selective mode vocoder

- 1XEV-DV (HDR)

- Smart antennae

Slide 7:

EFFICIENT MIGRATION PATH TO 1XRTT

- Minimal switch/base station modification

- Less than $15 million for ubiquitous deployment

- Deployment will be completed by 2Q FY2002

- Depending on handset availability

- Will provide three significant benefits

- Increased capacity

- Faster data speeds

- Longer battery life

Slide 8:

Graphic titled “Rapid Customer Growth” which shows that in the first quarter of 2000 AirGate PCS had 0 customers, in the second quarter of 2000 AirGate had 6,378 customers, in the third quarter of 2000 AirGate PCS had 23,482 customers, in the fourth quarter of 2000 AirGate PCS had 56,689 customers, in the first quarter of 2001, AirGate PCS had 103,440 customers, in the second quarter of 2001, AirGate PCS had 143,548 customers, and for the third quarter of 2001, AirGate PCS had 179,402 customers.

Slide 9:

Chart titled RAPID CUSTOMER GROWTH, 3Q Fiscal 2001 showing:

Net adds/Week/
100,000 POPS

AirGate	39

Triton	34

Sprint PCS	32

Alamosa	27

US Unwired	22

Ubiquitel	20

Telecorp	15

Slide 10:

Graphic titled “Channel Mix, 3Q Fiscal 2001” which shows that 38% of AirGate PCS’ distribution in the third quarter of 2001 was through its 33 company-owned stores, 28% was through its 300+ third party retailers including Radio Shack, Best Buy, Office Max and Circuit City, 20% was through Sprint PCS and 13% was through business-to-business.

Slide 11:

Points of Distribution

# of Doors

Company Owned Stores	34

B2B Representatives	41

Radio Shack Stores	99

Other National Third Parties*	187

Local Fill In Retailers	40

TOTAL	401

•	includes Radio Shack franchisees

Slide 12:

Graphic titled “Handset Mix” which lists the following mix of handsets sold in the third fiscal quarter of 2001. Samsung 32%, Kyocera/Qualcomm 21%, Sanyo 14%, Denso 12%, Other 11% and Motorola 10%.

Slide 13:

Graphic entitled “Cost Per Gross Addition” which shows that AirGate’s cost per gross addition has decreased from $629 for the second quarter of 2000 to $515 in the third quarter of 2000 to $438 in the fourth quarter of 2000 to $367 in the first quarter of 2001 to $366 in the second quarter of 2001 to $377 in the third quarter of 2001.

Slide 14:

Chart entitled “Cost Per Gross Addition” showing for the quarter ended June 30, 2001:

CPGA

US Unwired	$340

Sprint PCS	$340

Alamosa	$361

AirGate	$377

Triton	$437

Slide 15:

Experienced Management Team

NAME	POSITION	YEARS	EXPERIENCE

Thomas Dougherty	President and CEO	16	Sprint PCS, Bellsouth Mobility

Barbara Blackford	General Counsel	1	Monsanto Company Long, Aldridge & Norman

Alan Catherall	Chief Financial Officer	19	MCI

Mark Allen	Vice President Marketing	12	Conxus, APCS, Skytel

David Roberts	Vice President Engineering and Network Operations	17	Motorola

Jonathan Pfohl	Vice President Sales	13	Sprint PCS

Thomas Body	Vice President Strategic Planning	23	American Mobile Phone Paging, Cellular One, MFS

Slide 16:

Financial Results

	3/31/00	6/30/01	9/30/01 (2)

Net New subscribers (000’s)	40.1	35.9	40-43

ARPU ($)	$58	$59	$57-$59

EBITDA (1)($ millions)	$(13.6)	$(8.3)	$(6) –	(8)

EPS ($)	$(2.18)	$(1.80)	N/A

Capex ($ millions)	$12.1	$17.9	$8.0

Roaming Margin ($ millions)	$3.5	$6.1	$3.0 - 4.0

     (1)  Excluding non-cash stock option compensation expenses

     (2)  Guidance for Quarter ended 9/30/01

     Slide 17:

     Chart titled QUARTERS TO EBITDA BREAK EVEN showing:

AirGate Triton Powertel Sprint PCS	11 10 20 22

     Slide 18:

Chart titled CASH EXPENDITURES THROUGH EBITDA BREAK EVEN showing the cumulative cash spent on capital investment and cash operating losses per licensed POP through EBITDA Break even:

AirGate Powertel Triton (including equity for licenses) Sprint PCS	$48 $54 $69 $71

Slide 19:

Cumulative Sources and Uses of Funds thru EBIDTA breakeven ($ in millions)

SOURCES
IPO	$131

Senior subordinated discount notes	156

Senior Credit Facility	144

Total Sources	$431

USES
Capital expenditures	$226

Working capital and operating losses	102

Debt service and fees	51

Excess cash	52

Total Uses	$431

Slide 20:

Chart titled POSTIVE EQUITY TRADING PATTERNS the average daily volume ($MM) and % changer per $1MM Volume (Daily Average)

	Average Daily Volume ($mm)	% Change per $1MM (Daily Average)

AirGate	$7.28	0.93%

Alamosa	$3.05	3.29%

Ubiquitel	$1.37	8.78%

US Unwired	$1.21	9.25%

*Source: All data from 7/01/00 through 6/30/01

Slide 21:

No Equity Overhang

Fully Diluted Shares (millions)

Institutions	10.1

Retail	2.4

Directors & Employers	2.3

Highyield Warrants	0.1

TOTAL	14.9M

Slide 22:

Senior Secured Facility (formerly Lucent vendor financing)

Commitment	$153.5M

Drawn	$65.5M (at July 23, 2001)

Terms	Libor + 375 basis points

Principal repayments begin in 2004

Covenants	Actual	Covenant

Covered POPs	5,867,000	4,434,516

Subscribers	179,402	80,000

Service Revenues ($ million)	28.1M	11.1M

Max Capital Expenditures ($ million)	28.6	53.3M

Total Debt to Total Capital	13.2%	38%

Senior Secured Debt to Total Capital	13.2%	38%

Slide 23:

COMPETITIVE ADVANTAGES

-	Fastest build-out on record with significant capex efficiency

-	Proven ability to cost efficiently attract customers

-	Sprint brand name recognition with small company flexibility

-	Rapid progress to EBITDA break-even

-	Simple/cost efficient migration path to 1XRTT

-	Sprint LEC for 30% of Pops in our territory

Slide 24:

AirGate PCS logo
Nasdaq: PCSA